Exhibit 4.2

WRKCO INC.

as Issuer

and

WESTROCK COMPANY,

WESTROCK MWV, LLC

and

WESTROCK RKT, LLC

as Guarantors

_________________

FIRST SUPPLEMENTAL INDENTURE

Dated as of December 3, 2018

to

INDENTURE

Dated as of December 3, 2018

_________________

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee

4.650% Senior Notes due 2026
4.900% Senior Notes due 2029

TABLE OF CONTENTS

EXHIBIT A-1 Form of 2026 Notes
EXHIBIT A-2 Form of 2029 Notes

EXHIBIT B-1 Form of Certificate to be Delivered in Connection with Transfers Pursuant to Rule 144A — 2026 Notes

EXHIBIT B-2 Form of Certificate to be Delivered in Connection with Transfers Pursuant to Rule 144A — 2029 Notes

EXHIBIT C-1 Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S —2026 Notes

i

EXHIBIT C-2 Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S —2029 Notes

ii

FIRST SUPPLEMENTAL INDENTURE, dated as of December 3, 2018 (this “Supplemental Indenture”), by and among WRKCo Inc., a Delaware corporation (the “Issuer”), WestRock Company, a Delaware corporation (“Parent”), WestRock MWV, LLC, a Delaware limited liability company (“WRK MWV”), WestRock RKT, LLC, a Georgia limited liability company (“WRK RKT”) and The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer and the Guarantors previously executed and delivered an indenture, dated as of December 3, 2018, among the Issuer, the Guarantors and the Trustee (the “Base Indenture” and, as supplemented by this Supplemental Indenture with respect to the Notes (as defined below), the “Indenture”) to provide for the issuance from time to time of the Issuer’s unsecured debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series and guaranteed by the Guarantors on the terms set forth therein;

WHEREAS, pursuant to the terms of the Base Indenture, the Issuer desires to provide for the establishment of two new series of Securities under the Base Indenture to be known as its “4.650% Senior Notes due 2026” (the “2026 Notes”) and its “4.900% Senior Notes due 2029” (the “2029 Notes” and, together with the 2026 Notes, the “Notes”), the form and substance of such series and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

WHEREAS, the Board of Directors of the Issuer, has duly authorized the issuance of the Notes, and has authorized the proper officers of the Issuer to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Sections 2.1 and 9.1(xi) of the Base Indenture;

WHEREAS, the Issuer has requested that the Trustee execute and deliver this Supplemental Indenture;

AND WHEREAS, all acts and things necessary to make this Supplemental Indenture a valid agreement according to its terms, and to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee, the valid obligations of the Issuer and the Guarantees the valid obligations of the Guarantors, have been done and performed, and the execution of this Supplemental Indenture and the issue hereunder of the Notes has been duly authorized in all respects;

NOW THEREFORE, in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, each of the Issuer and the Guarantors covenants and agrees with the Trustee, as follows:

ARTICLE I

Definitions

SECTION 1.1. Definition of Terms. For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

(i)                 “Additional Interest” means all additional interest then owing on Notes pursuant to a Registration Rights Agreement.

(ii)              “Additional 2026 Notes” means notes issued pursuant to Section 2.2 hereof and having identical terms as the Initial 2026 Notes, other than as expressly permitted by Section 2.2.

(iii)            “Additional 2029 Notes” means notes issued pursuant to Section 2.2 hereof and having identical terms as the Initial 2029 Notes, other than as expressly permitted by Section 2.2.

(iv)             “Change of Control” means the occurrence of any one of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Parent and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to Parent or one of its Subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the ultimate “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of Parent, measured by voting power rather than number of shares;

(3) Parent consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, Parent, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of Parent or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of Parent outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction;

(4) the first day on which the majority of the members of the Board of Directors of Parent cease to be Continuing Directors; or

(5) the adoption of a plan relating to the liquidation or dissolution of Parent.

(v)               “Change of Control Triggering Event” means the Notes of the applicable series cease to be rated Investment Grade by both Rating Agencies on any date during the period (the “Trigger Period”) commencing sixty (60) days prior to the first public announcement of the intention to effect any Change of Control (or pending Change of Control) and ending sixty (60) days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as either Rating Agency has publicly announced that it is considering a possible ratings change), provided that in making the relevant decision(s) referred to above to downgrade or withdraw such ratings, as applicable, the relevant Rating Agency announces publicly or confirms in writing to the Issuer that such decisions(s) resulted, in whole or in part, from any event or circumstance comprising part of or arising as a result of, or in respect of, such Change of Control or the first public announcement of the intention to effect such Change of Control (whether or not such Change of Control has occurred at the time of the downgrade or withdrawal in ratings). If a Rating Agency (including any successor to, or replacement Rating Agency for, a Rating Agency) is not providing a rating for the Notes of such series at the commencement of any Trigger Period, the Notes of such series will be deemed to have ceased to be rated Investment Grade by such Rating Agency during that Trigger Period. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

(vi)             “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of the applicable series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes of the applicable series.

(vii)          “Comparable Treasury Price” means, as determined by the Issuer, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

(viii)        “Continuing Directors” means, as of any date of determination, any member of the Board of Directors of Parent who:

(1) was a member of such Board of Directors on the date of this Supplemental Indenture; or

(2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

(ix)             “Exchange Notes” means notes registered by the Issuer under the Securities Act and issued in exchange for, and having terms substantially identical to, Initial Notes of a series, pursuant to a Registration Rights Agreement.

(x)               “Exchange Offer” means an offer that may be made by the Issuer and the Guarantors pursuant to a Registration Rights Agreement to exchange Notes bearing the Restricted Notes Legend for Exchange Notes.

(xi)             “Independent Investment Banker” means an independent investment banking institution of national standing appointed by the Issuer.

(xii)          “Initial 2026 Notes” means notes issued under this Supplemental Indenture on the date hereof that contain the restrictive legend on Exhibit A-1.

(xiii)        “Initial 2029 Notes” means notes issued under this Supplemental Indenture on the date hereof that contain the restrictive legend on Exhibit A-2.

(xiv)         “Initial Notes” means collectively the Initial 2026 Notes and Initial 2029 Notes.

(xv)           “Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P) and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Issuer under the circumstances permitting the Issuer to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agency.”

(xvi)         “Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

(xvii)      “Rating Agency” means each of Moody’s and S&P; provided, that if either of Moody’s or S&P ceases to provide rating services to issuers or investors, the Issuer may appoint a replacement for such Rating Agency.

(xviii)    “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date (or, in the case of discharge or defeasance prior to a Redemption Date, on the third Business Day preceding the date of the deposit of funds with the Trustee).

(xix)         “Reference Treasury Dealers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc., a primary U.S. government securities dealer selected by Rabo Securities USA, Inc. (or its respective successors or affiliates which are Primary Treasury Dealers), a primary U.S. government securities dealer selected by SMBC Nikko Securities America, Inc. (or its respective successors or affiliates which are Primary Treasury Dealers) and Wells Fargo Securities, LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer.

(xx)           “Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Supplemental Indenture, among the Issuer, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc., Rabo Securities USA, Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC as representatives of the initial purchasers party thereto, and any similar agreement entered into in connection with any additional Notes.

(xxi)         “Restricted Note” has the meaning set forth in Rule 144(a)(3) under the Securities Act for the term “restricted securities”. Restricted Notes are required to bear the Restricted Notes Legend.

(xxii)      “Restricted Notes Legend” means the legend identified as such in Section 2.5(d).

(xxiii)    “S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

(xxiv)     “Treasury Rate” means, with respect to any Redemption Date, (1) the yield, which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity for the maturity corresponding to the Comparable Treasury Issue (or if no maturity is within three months before or after the maturity date of the Notes of the applicable series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounded to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding such Redemption Date (or in the case of discharge or defeasance prior to a Redemption Date, on the third Business Day preceding the date of deposit of funds with the Trustee).

(xxv)       “Unrestricted Notes” means one or more Notes that do not and are not required to bear the Restricted Notes Legend including, without limitation, the Exchange Notes and any Notes registered under the Securities Act pursuant to and in accordance with a Registration Rights Agreement.

SECTION 1.2. Other Definitions.

Term	Defined in Section
“2026 Notes Interest Payment Date”	2.4(a)
“2029 Notes Interest Payment Date”	2.4(b)
“2026 Notes”	Recitals
“2029 Notes”	Recitals
“2026 Par Call Date”	2.7(a)
“2029 Par Call Date”	2.7(b)
“Base Indenture”	Recitals
“Change of Control Offer”	2.10(a)
“Change of Control Payment Date”	2.10(b)
“Indenture”	Recitals
“Issuer”	Preamble
“Notes”	Recitals
“Parent”	Preamble
“Primary Treasury Dealer”	1.1(xix)
“QIB Global Security”	2.5(c)
“QIBs”	2.5(c)
“Regulation S Global Security”	2.5(c)
“Regulation S”	2.5(c)
“Rule 144A”	2.5(c)
“Supplemental Indenture”	Preamble
“Trustee”	Preamble
“WRK MWV”	Preamble
“WRK RKT”	Preamble

SECTION 1.3. Rules of Construction. Unless the context otherwise requires:

(i)                 each term defined in the Base Indenture has the same meaning when used in this Supplemental Indenture;

(ii)              a term has the meaning assigned to it;

(iii)            an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(iv)             “or” is not exclusive;

(v)               words in the singular include the plural, and in the plural include the singular;

(vi)             unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Supplemental Indenture;

(vii)          the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision; and

(viii)        for the avoidance of doubt, any references to “interest” shall include any Additional Interest that may be payable on a particular Note or Notes.

ARTICLE II

General Terms and Conditions of the Notes

SECTION 2.1. Designation and Principal Amount. There are hereby authorized and established two series of Securities under the Base Indenture, designated as the “4.650% Senior Notes due 2026” which is not limited in aggregate principal amount and the “4.900% Senior Notes due 2029” which is not limited in aggregate principal amount. The aggregate principal amount of the 2026 Notes to be issued as of the date hereof shall be $750,000,000. The aggregate principal amount of the 2029 Notes to be issued as of the date hereof shall be $750,000,000.

SECTION 2.2. Further Issues.

(a) 2026 Notes. So long as no Default or Event of Default shall have occurred and be continuing with respect to the 2026 Notes at the time of such issuance, the Issuer may from time to time, without the consent of the Holders of the 2026 Notes, issue Additional 2026 Notes. Any such Additional 2026 Notes subsequently issued under this Supplemental Indenture will have the same interest rate, maturity date and other terms as the Initial 2026 Notes, other than, as determined by the Issuer, the date of issuance, issue price, initial Interest Payment Date and amount of interest payable on the initial Interest Payment Date applicable thereto (and, if such Additional 2026 Notes shall be issued in the form of Restricted Notes and the 2026 Notes then outstanding are no longer Restricted Notes at the time of such issuance, other than with respect to transfer restrictions, any Registration Rights Agreement and Additional Interest provisions with respect thereto). The Initial 2026 Notes and any Additional 2026 Notes subsequently issued under this Supplemental Indenture will constitute a single series of 2026 Notes under the Indenture; provided that if any such Additional 2026 Notes would not be fungible with the outstanding 2026 Notes for U.S. federal income tax purposes, the Issuer shall cause such Additional 2026 Notes to be issued with a separate CUSIP number. Unless the context otherwise requires, for all purposes of the Indenture, references to the 2026 Notes shall include any Additional 2026 Notes actually issued.

(b) 2029 Notes. So long as no Default or Event of Default shall have occurred and be continuing with respect to the 2029 Notes at the time of such issuance, the Issuer may from time to time, without the consent of the Holders of the 2029 Notes, issue Additional 2029 Notes. Any such Additional 2029 Notes subsequently issued under this Supplemental Indenture will have the same interest rate, maturity date and other terms as the Initial 2029 Notes, other than, as determined by the Issuer, the date of issuance, issue price, initial Interest Payment Date and amount of interest payable on the initial Interest Payment Date applicable thereto (and, if such Additional 2029 Notes shall be issued in the form of Restricted Notes and the 2029 Notes then outstanding are no longer Restricted Notes at the time of such issuance, other than with respect to transfer restrictions, any Registration Rights Agreement and Additional Interest provisions with respect thereto). The Initial 2029 Notes and any Additional 2029 Notes subsequently issued under this Supplemental Indenture will constitute a single series of 2029 Notes under the Indenture; provided that if any such Additional 2029 Notes would not be fungible with the outstanding 2029 Notes for U.S. federal income tax purposes, the Issuer shall cause such Additional 2029 Notes to be issued with a separate CUSIP number. Unless the context otherwise requires, for all purposes of the Indenture, references to the 2029 Notes shall include any Additional 2029 Notes actually issued.

SECTION 2.3. Maturity. The 2026 Notes will mature on March 15, 2026 and the 2029 Notes will mature on March 15, 2029.

SECTION 2.4. Interest.

(a) 2026 Notes. Interest on the 2026 Notes will be payable in Dollars semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2019 (each a “2026 Notes Interest Payment Date”). Interest on the 2026 Notes shall accrue (computed on the basis of a 360-day year comprised of twelve 30-day months) from the most recent date to which interest has been paid or, if no interest has been paid, from and including December 3, 2018. The Issuer will pay interest on the 2026 Notes on the applicable 2026 Notes Interest Payment Date to the Persons who are registered Holders of the 2026 Notes at the close of business on March 1 and September 1 (whether or not any such date is a Business Day) immediately preceding the relevant 2026 Notes Interest Payment Date. The interest rate on the 2026 Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

(b) 2029 Notes. Interest on the 2029 Notes will be payable in Dollars semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2019 (each a “2029 Notes Interest Payment Date”). Interest on the 2029 Notes shall accrue (computed on the basis of a 360-day year comprised of twelve 30-day months) from the most recent date to which interest has been paid or, if no interest has been paid, from and including December 3, 2018. The Issuer will pay interest on the 2029 Notes on the applicable 2029 Interest Payment Date to the Persons who are registered Holders of the 2029 Notes at the close of business on March 1 and September 1 (whether or not any such date is a Business Day) immediately preceding the relevant 2029 Interest Payment Date. The interest rate on the 2029 Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

(c) In any case where any Interest Payment Date shall not be a Business Day at any place of payment, then (notwithstanding any other provision of the Indenture or of the applicable series of Notes) payment of interest need not be made at such place of payment on such date, but may be made on the next succeeding Business Day at such place of payment with the same force and effect as if made on the Interest Payment Date; and no interest shall accrue on such amount for the period from and after such Interest Payment Date if payment is made on the next succeeding Business Day.

SECTION 2.5. Form of Notes.

(a) The 2026 Notes shall be substantially in the form of Exhibit A-1 attached hereto, which is incorporated by reference herein. The 2029 Notes shall be substantially in the form of Exhibit A-2 attached hereto, which is incorporated by reference herein.

(b) On the date hereof, the Issuer shall execute and the Trustee shall authenticate and deliver the Initial Notes in the form of Global Securities that (i) shall be registered in the name of the Depositary or the nominee of the Depositary and (ii) shall be delivered by the Trustee to the Depositary, pursuant to the Depositary’s instructions, or held by the Trustee as Global Security Custodian.

(c) The Initial Notes are being issued by the Issuer only (i) to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) (“QIBs”) and (ii) in reliance on Regulation S under the Securities Act (“Regulation S”). Initial Notes that are offered in reliance on Rule 144A shall be issued in the form of one or more permanent Global Securities substantially in the form set forth in Exhibit A-1 (in the case of the 2026 Notes) hereto or Exhibit A-2 (in the case of the 2029 Notes) hereto (each, a “QIB Global Security”) bearing the Restricted Notes Legend and the Global Security Legend and deposited with the Trustee, as Global Security Custodian. Initial Notes that are offered in offshore transactions in reliance on Regulation S shall be issued in the form of one or more permanent Global Securities substantially in the form set forth in Exhibit A-1 (in the case of the 2026 Notes) hereto or Exhibit A-2 (in the case of the 2029 Notes) hereto (each, a “Regulation S Global Security”) bearing the Restricted Notes Legend and the Global Security Legend and deposited with the Trustee, as Global Security Custodian. The QIB Global Security and the Regulation S Global Security shall be issued with separate CUSIP numbers. The aggregate principal amount of each Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as Global Security Custodian. Transfers of Notes between QIBs and to or by purchasers pursuant to Regulation S shall be represented by appropriate increases and decreases to the respective amounts of the appropriate Global Securities, as more fully provided in Section 2.6 below.

(d) Restricted Notes Legend. Unless and until (i) a Restricted Note is exchanged for an Exchange Note or sold in connection with an effective shelf registration statement or (ii) the Issuer determines and there is delivered to the Trustee an Opinion of Counsel and an Officers’ Certificate to the effect that the following legend and the related restrictions on transfer are not required in order to maintain compliance with the provisions of the Securities Act, each Global Security and each Definitive Security (and all Notes issued in exchange therefor or substitution therefor) shall bear the legend in substantially the following form:

“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (i)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), (ii) TO THE ISSUER OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

CANADIAN RESALE LEGEND: THIS SECURITY HAS NOT BEEN QUALIFIED BY PROSPECTUS OR OTHERWISE PURSUANT TO CANADIAN SECURITIES LAWS. UNLESS PERMITTED UNDER SECURITIES LEGISLATION THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY IN CANADA OR TO CANADIAN RESIDENTS BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER DECEMBER 3, 2018.”

SECTION 2.6. Special Transfer Provisions. Unless and until (i) a Restricted Note is exchanged for an Exchange Note or sold in connection with an effective shelf registration statement or (ii) the Restricted Notes Legend is no longer required pursuant to Section 2.5(d), the following provisions shall apply:

(a) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Note (other than pursuant to Regulation S):

(i)       The Registrar shall register the transfer of a Restricted Note by a Holder to a QIB if such transfer is being made by a proposed transferor who has provided the Registrar with (1) an appropriately completed certificate of transfer in the form attached to the Note and (2) a letter substantially in the form set forth in Exhibit B-1 (in the case of the 2026 Notes) hereto or Exhibit B-2 (in the case of the 2029 Notes) hereto.

(ii)       If the proposed transferee is an Agent Member and the Restricted Note to be transferred consists of an interest in the Regulation S Global Security, upon receipt by the Registrar of (1) the items required by paragraph (i) above and (2) instructions given in accordance with the Depositary’s and the Registrar’s procedures therefor, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the QIB Global Security in an amount equal to the principal amount of the beneficial interest in the Regulation S Global Security to be so transferred, and the Registrar shall reflect on its books and records the date and an appropriate decrease in the principal amount of such Regulation S Global Security.

(b) Transfers Pursuant to Regulation S. The following provisions shall apply with respect to registration of any proposed transfer of a Restricted Note pursuant to Regulation S:

(i)       The Registrar shall register any proposed transfer of a Restricted Note pursuant to Regulation S by a Holder upon receipt of (1) an appropriately completed certificate of transfer in the form attached to the Note and (2) a letter substantially in the form set forth in Exhibit C-1 (in the case of the 2026 Notes) hereto or Exhibit C-2 (in the case of the 2029 Notes) hereto from the proposed transferor.

(ii)       If the proposed transferee is an Agent Member and the Restricted Note to be transferred consists of an interest in a QIB Global Security, upon receipt by the Registrar of (1) the letter required by paragraph (i) above and (2) instructions in accordance with the Depositary’s and the Registrar’s procedures therefor, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Security in an amount equal to the principal amount of the beneficial interest in the QIB Global Security to be transferred, and the Registrar shall reflect on its books and records the date and an appropriate decrease in the principal amount of the QIB Global Security.

(c) Exchange Offer. Upon the occurrence of an Exchange Offer, the Issuer shall issue and, upon receipt of an authentication order in accordance with Section 2.3 of the Base Indenture, the Trustee shall authenticate, one or more Global Securities not bearing the Restricted Notes Legend in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Securities that are Restricted Notes tendered for acceptance in accordance with the Exchange Offer and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Global Securities, the Registrar shall cause the aggregate principal amount of the applicable Restricted Notes to be reduced accordingly, and the Registrar shall cause to be delivered to the Persons designated by the Holders of Restricted Notes so accepted Global Securities not bearing the Restricted Notes Legend in the appropriate principal amount.

(d) Restricted Notes Legend. Upon the transfer, exchange or replacement of Unrestricted Notes, the Registrar shall deliver Unrestricted Notes that do not bear the Restricted Notes Legend. Upon the transfer, exchange or replacement of Restricted Notes, other than in exchange for Exchange Notes pursuant to an Exchange Offer, the Registrar shall cause to be delivered only Restricted Notes that bear the Restricted Notes Legend unless the Restricted Notes Legend is no longer required by Section 2.5(d), and there is delivered to the Trustee an Opinion of Counsel and an Officers’ Certificate of the Issuer, each to the effect that neither such legend nor the related restrictions on transfer are required or appropriate in order to ensure that subsequent transfers of the Notes are effected in compliance with the Securities Act. Upon receipt of such Opinion of Counsel and Officers’ Certificate of the Issuer, the Trustee shall direct the Registrar to exchange the Restricted Notes for Unrestricted Notes with such exchange to occur in accordance with Section 2.6(e) (in the case of Global Securities).

(e) Acknowledgement of Transfer Restrictions. By its acceptance of any Note bearing the Restricted Notes Legend, each Holder of such a Note acknowledges receipt of a Restricted Note with the restrictions on transfer of such Note set forth in this Supplemental Indenture and in the Restricted Notes Legend and agrees that it shall transfer such Note only as provided in this Supplemental Indenture until such time as the Restricted Notes Legend is no longer required pursuant to Section 2.5(d) and such Holder transfers such a Restricted Note to an Unrestricted Note. The Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Supplemental Indenture. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Trustee, the Registrar or the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act until such time as the Restricted Notes Legend is no longer required pursuant to Section 2.5(d) and such Holder transfers such a Restricted Note to an Unrestricted Note; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Issuer with respect to) the sufficiency of any such certifications, legal opinions or other information.

The Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Section 2.6 in accordance with its customary procedures.

None of the Trustee, the Registrar or any other Agent shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Base Indenture, this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, the Base Indenture or this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements thereof or hereof.

SECTION 2.7. Optional Redemption.

(a) 2026 Notes. At any time before January 15, 2026 (the “2026 Par Call Date”), the Issuer may redeem the 2026 Notes in whole or in part at a Redemption Price equal to the greater of:

(i)       100% of the principal amount of the 2026 Notes being redeemed; and

(ii)       the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2026 Notes being redeemed that would be due if the 2026 Notes being redeemed matured on the 2026 Par Call Date (exclusive of interest accrued to the Redemption Date and assuming that the maturity date for the 2026 Notes and the last Interest Payment Date in respect thereof is January 15, 2026) discounted to the Redemption Date on a semi-annual basis (assuming 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

At any time on or after the 2026 Par Call Date, the Issuer may redeem the 2026 Notes in whole or in part at a Redemption Price equal to 100% of the principal amount of the 2026 Notes being redeemed, plus accrued and unpaid interest to, but not including, the Redemption Date.

(b) 2029 Notes. At any time before December 15, 2028 (the “2029 Par Call Date”), the Issuer may redeem the 2029 Notes in whole or in part at a Redemption Price equal to the greater of:

(i)       100% of the principal amount of the 2029 Notes being redeemed; and

(ii)       the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2029 Notes being redeemed that would be due if the 2029 Notes being redeemed matured on the 2029 Par Call Date (exclusive of interest accrued to the Redemption Date and assuming that the maturity date for the 2029 Notes and the last Interest Payment Date in respect thereof is December 15, 2028) discounted to the Redemption Date on a semi-annual basis (assuming 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

At any time on or after the 2029 Par Call Date, the Issuer may redeem the 2029 Notes in whole or in part at a Redemption Price equal to 100% of the principal amount of the 2029 Notes being redeemed, plus accrued and unpaid interest to, but not including, the Redemption Date.

(c) At least fifteen (15) days but not more than sixty (60) days before a Redemption Date, the Issuer shall give or cause to be given a notice of redemption to each Holder whose Notes are to be redeemed, in accordance with the provisions of Section 3.4 of the Base Indenture. Notice of any redemption of Notes in connection with a corporate transaction (including, but not limited to, any equity offering, an incurrence of indebtedness or a change of control) may, at the Issuer’s discretion, be given prior to the completion thereof and any such redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related transaction. If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date. If any such condition precedent has not been satisfied, the Issuer will provide written notice to the Trustee prior to the close of business two (2) Business Days prior to the Redemption Date. Upon receipt of such notice, the notice of redemption shall be rescinded and the redemption of the Notes shall not occur. Upon receipt, the Trustee shall give such notice to each Holder of the Notes in the same manner in which the notice of redemption was given. Except as set forth in this paragraph (c), the terms of Article III of the Base Indenture shall govern any redemption of the Notes.

SECTION 2.8. Mandatory Redemption. The Issuer is not required to make any mandatory redemption or sinking fund payments with respect to the Notes.

SECTION 2.9. Appointment of Depositary. DTC will initially be the Depositary with respect to the Notes.

SECTION 2.10. Change of Control. (a) If a Change of Control Triggering Event with respect to a series of Notes occurs, unless the Issuer has exercised its right to redeem the Notes of such series in accordance with Section 2.7, each Holder of the Notes of such series will have the right to require the Issuer to purchase all or a portion (equal to $2,000 principal amount and any integral multiples of $1,000 in excess thereof) of such Holder’s Notes of such series pursuant to the offer described below (a “Change of Control Offer”) at a purchase price equal to 101% of the principal amount of the Notes of the applicable series repurchased, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase, subject to the rights of Holders of Notes of such series on the relevant record date to receive interest due on the relevant Interest Payment Date.

(b) The Issuer shall give a notice to each Holder of the Notes of the applicable series, with a copy to the Trustee, within thirty (30) days following the date upon which any Change of Control Triggering Event occurred, or at its option, prior to any Change of Control but after the public announcement of the pending Change of Control. The notice will govern the terms of the Change of Control Offer and will describe, among other things, the transaction that constitutes or may constitute the Change of Control Triggering Event and the purchase date. The purchase date will be at least thirty (30) days but no more than sixty (60) days from the date such notice is given, other than as may be required by law (a “Change of Control Payment Date”). If the notice is given prior to the date of consummation of the Change of Control, the notice will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date. Holders electing to have their Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

(c) On the Change of Control Payment Date, the Issuer will, to the extent lawful: (i) accept for payment all properly tendered Notes or portions of Notes of the applicable series that have not been validly withdrawn; (ii) deposit with the Paying Agent the required payment for all properly tendered Notes or portions of Notes of such series that have not been validly withdrawn; and (iii) deliver or cause to be delivered to the Trustee the repurchased Notes of such series, accompanied by an Officers’ Certificate stating the aggregate principal amount of repurchased Notes of such series.

(d) The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable, in connection with the repurchase of Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with this Section 2.10, the Issuer will comply with those securities laws and regulations and will not be deemed to have breached its obligations under this Section 2.10 by virtue of any such conflict.

(e) The Issuer will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 2.10 and such third party purchases all of the Notes properly tendered and not withdrawn under such offer.

(f) If 90% or more in principal amount of any series of Notes then outstanding has been redeemed or purchased hereunder pursuant to a Change of Control Offer, the Issuer may, at its option, on not less than thirty (30) or more than sixty (60) days’ notice to the Holders of such series of Notes given within thirty (30) days after the relevant Change of Control Payment Date, redeem or purchase (or procure the purchase of) the remaining outstanding Notes of such series at 101% of their principal amount plus interest accrued to, but excluding, the date of such redemption or purchase.

SECTION 2.11. Defeasance. The provisions of Article VIII of the Base Indenture will apply to the Notes. If the Issuer exercises its covenant defeasance option pursuant to Section 8.1 and 8.3 of the Base Indenture, in addition to the provisions of the Base Indenture set forth in Section 8.3 of the Base Indenture, the Issuer also shall be released from its obligations under Section 2.10 of this Supplemental Indenture.

ARTICLE III

Miscellaneous

SECTION 3.1. Ratification of Base Indenture. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided; provided that the provisions of this Supplemental Indenture apply solely with respect to the Notes.

SECTION 3.2. Trustee Not Responsible for Recitals, etc. The recitals contained herein and in the Notes (except in the certificate of authentication) shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to and shall not be responsible for the validity or sufficiency of this Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds of the Notes authenticated and delivered by the Trustee in conformity with the provisions of this Supplemental Indenture or for any money paid to the Issuer or upon the Issuer’s directions under any provision of this Supplemental Indenture. The Trustee shall not be bound to ascertain or inquire as to the performance, observance, or breach of any covenants, conditions, representations, warranties or agreements on the part of the Issuer, and shall not be responsible for any statement in any document used in connection with the sale of any Notes. Neither the Trustee nor any Paying Agent shall be responsible for monitoring the Issuer’s rating status, making any request upon any Rating Agency or determining whether any rating event has occurred. All of the provisions contained in the Base Indenture in respect of the rights, privileges, protections, immunities, powers and duties of the Trustee shall be applicable in respect of this Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.

SECTION 3.3. Governing Law; Waiver of Jury Trial. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE BASE INDENTURE, THIS SUPPLEMENTAL INDENTURE, THE NOTES AND THE GUARANTEES. EACH HOLDER OF A NOTE AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE BASE INDENTURE, THIS SUPPLEMENTAL INDENTURE, THE NOTES, THE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 3.4. Severability. In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.5. Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF transmission shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

WRKCO INC.

By: /s/ Robert B. McIntosh

Name: Robert B. McIntosh

Title: Executive Vice President, General Counsel and Secretary

WESTROCK COMPANY

By: /s/ Robert B. McIntosh

Name: Robert B. McIntosh

Title: Executive Vice President, General Counsel and Secretary

WESTROCK MWV, LLC

By: /s/ Robert B. McIntosh

Name: Robert B. McIntosh

Title: Executive Vice President, General Counsel and Secretary

WESTROCK RKT, LLC

By: /s/ Robert B. McIntosh

Name: Robert B. McIntosh

Title: Executive Vice President, General Counsel and Secretary

[Signature page to First Supplemental Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., AS TRUSTEE

By: /s/ Karen Yu

Name:       Karen Yu

Title:        Vice President

EXHIBIT A-1

FORM OF NOTE

4.650% Senior Notes due 2026

[Insert the Global Security Legend, if applicable]

[Insert the Restricted Notes Legend, if applicable]

WRKCO INC.

4.650% SENIOR NOTES DUE 2026

No. ____	144A CUSIP: 92940P AA2
144A ISIN: US92940PAA21

REG S CUSIP: U46054 AA7
REG S ISIN: USU46054AA74

Unrestricted CUSIP: 92940P AB0
Unrestricted ISIN: US92940PAB04

WRKCo Inc. promises to pay to [ ] [insert if Global Note: Cede & Co.], or registered assigns, the principal sum of [              Dollars ($          )] / [insert if Global Note: the principal amount set forth on the Schedule of Exchanges of Interests in Global Note attached hereto, which principal amount may from time to time be reduced or increased, as appropriate, in accordance with the within mentioned Indenture and as reflected in the Schedule of Exchanges of Interests in the Global Note attached hereto, to reflect exchanges, purchases, retirements or redemptions of the Notes represented hereby] on March 15, 2026.

Interest Payment Dates:  March 15 and September 15, beginning March 15, 2019

Record Dates:  March 1 and September 1

Reference is made to further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

IN WITNESS HEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

WRKCO INC.

By:
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes

referred to in the within-mentioned Indenture:

Dated:

The Bank of New York MelLon Trust Company, N.A., as Trustee

By:
Name: Title:

(Reverse of Note)
4.650% Senior Notes due 2026
WRKCO INC.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)           Interest.

(a)           WRKCo Inc., a Delaware corporation (the “Issuer”), promises to pay interest on the principal amount of this Note at the rate of 4.650% per annum, and at the same rate on any overdue principal or overdue installment of interest to the extent lawful. The Issuer will pay interest in Dollars (except as otherwise provided herein) semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2019 (each an “Interest Payment Date”). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including December 3, 2018. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest rate on the Notes (including, for the avoidance of doubt, any Additional Interest) will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

[(b)           Registration Rights Agreement. The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 3, 2018, among the Issuer, the Guarantors party thereto and the Initial Purchasers and will be entitled to the payment of Additional Interest under the circumstances provided therein.][1]

(2)           Method of Payment. The Issuer will pay interest on the Notes on the applicable Interest Payment Date to the Persons who are registered Holders of the Notes at the close of business on the March 1 and September 1 preceding the Interest Payment Date. The Notes shall be payable as to principal, premium and interest at the office or agency of the Issuer maintained for such purpose within or without the City and State of New York; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Securities and all other Notes the Holders of which shall have provided written wire transfer instructions with respect to a bank in the continental United States to the Issuer and the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

If any Interest Payment Date, Stated Maturity date, repurchase date or Redemption Date is not a Business Day, the payment otherwise required to be made on such date will be made on the next Business Day without any additional payment as a result of such delay.

_____________________

1To be included only in the Initial Notes on the Issue Date and any Additional Notes that bear the Restricted Notes Legend

The amount due and payable at the maturity of this Note shall be payable only upon presentation and surrender of this Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3)           Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer or any of its Subsidiaries may act in any such capacity.

(4)           Indenture. The Issuer issued the Notes under an indenture dated as of December 3, 2018, among the Issuer, the Guarantors and the Trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of December 3, 2018, among the Issuer, the Guarantors and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”). To the extent the provisions of this Note are inconsistent with the provisions of the Indenture, the Indenture shall govern. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.

(5)         Guarantees. The payment of principal and interest on the Notes is unconditionally guaranteed on an unsubordinated basis by the Guarantors as set forth in the Indenture.

(6)           Optional Redemption.

The Notes are redeemable at the option of the Issuer as provided in, and subject to the terms of, Section 2.7 of the Supplemental Indenture.

(7)           Mandatory Redemption. The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)           Change of Control Triggering Event. If a Change of Control Triggering Event occurs, each Holder of the Notes will have the right to require the Issuer to purchase all or a portion (equal to $2,000 principal amount and any integral multiples of $1,000 in excess thereof) of such Holder’s Notes pursuant to the offer described below at a purchase price equal to 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase, subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant Interest Payment Date, as provided in, and subject to the terms of, Section 2.10 of the Supplemental Indenture.

(9)           Denominations, Transfer, Exchange. The Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of the Notes may be registered and the Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of fifteen (15) days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(10)           Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

(11)           Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented, as provided in, and subject to the terms of, Article IX of the Base Indenture.

(12)           Defaults and Remedies. If an Event of Default with respect to the Notes at the time outstanding (other than an Event of Default related to certain events of bankruptcy, insolvency or reorganization of the Issuer) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the then outstanding Notes may declare the principal of all of the outstanding Notes and any accrued interest on the Notes to be due and payable immediately by a notice in writing to the Issuer (and to the Trustee if given by the Holders). If an Event of Default specified in clause (vi) of Section 6.1 of the Base Indenture occurs with respect to the Issuer, the principal of and any accrued interest on the Notes then outstanding shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

Under certain circumstances, the Holders of a majority in principal amount of the Notes then outstanding, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences, as provided in, and subject to the terms of, Article VI of the Base Indenture.

(13)           Trustee Dealings with the Issuer. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer, the Guarantors or their respective Affiliates, and may otherwise deal with the Issuer, the Guarantors or their respective Affiliates, as if it were not the Trustee.

(14)           No Recourse Against Others. No director, officer, employee, stockholder, general or limited partner or incorporator, past, present or future, of Parent, the Issuer or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Issuer under the Notes, any Guarantee or the Indenture by reason of his, her or its status as such director, officer, employee, stockholder, general or limited partner or incorporator.

No recourse may, to the full extent permitted by applicable law, be taken, directly or indirectly, with respect to the obligations of the Issuer or the Guarantors on the Notes or under the Indenture or any related documents, any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, or (ii) any partner, owner, beneficiary, agent, officer, director, employee, agent, successor or assign of the Trustee, each in its individual capacity, or (iii) any holder of equity in the Trustee.

Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(15)           Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(16)           Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(17)           CUSIP, ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to the Holders.  No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

(18)       Governing Law. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THE SUPPLEMENTAL INDENTURE, THE NOTES AND THE GUARANTEES. EACH HOLDER OF A NOTE AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SUPPLEMENTAL INDENTURE, THE NOTES, THE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(19)        Notices. The Issuer shall furnish to any Holder upon written request and without charge a copy of the Indentures.  Requests may be made to:

If to the Issuer or any Guarantor:

WestRock Company

1000 Abernathy Road NE

Atlanta, Georgia 30328
Facsimile: (770) 263-3582

Attention: General Counsel

If to the Trustee:

The Bank of New York Mellon Trust Company, N.A.

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Attention:  Corporate Trust Administration

Facsimile: (412) 234-8377

ASSIGNMENT FORM

To assign this Note, fill in the form below:  (I) or (we) assign and transfer this Note to

________________________

(Insert assignee’s soc. sec. or tax I.D. no.)

________________________

________________________

________________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

_________________________________________________________

to transfer this Note on the books of the Issuer.  The agent may substitute another to act for him.

Date:  ________________

Your Signature:  ___________________

(Sign exactly as your name appears on the

face of this Note)

Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Issuer pursuant to Section 2.10 (“Change of Control”) of the Supplemental Indenture, check the box below:

[   ] Section 2.10

If you want to elect to have only part of the Note purchased by the Issuer pursuant to Section 2.10 of the Supplemental Indenture, state the amount you elect to have purchased:

$_____________________

Date: ___________________________	Your Signature: ________________________
(Sign exactly as your name appears on the Note)

Tax Identification Number: _________________

Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

[Include if Restricted Note]

CERTIFICATE TO BE DELIVERED UPON

EXCHANGE OR REGISTRATION OF TRANSFER

OF RESTRICTED NOTES

WestRock Company

1000 Abernathy Road NE

Atlanta, Georgia 30328

Attention: General Counsel

The Bank of New York Mellon Trust Company, N.A.

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Attention:  Corporate Trust Administration

Facsimile: (412) 234-8377

Re:	WRKCo Inc. 4.650% Senior Note due 2026

CUSIP #

Reference is hereby made to that certain indenture dated December 3, 2018 (the “Base Indenture”) and that certain First Supplemental Indenture dated December 3, 2018 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) each among WRKCo Inc. (the “Issuer”), the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

This certificate relates to $                principal amount of Notes held in (check applicable space)                 book-entry or                 definitive form by the undersigned.

The undersigned                                      (transferor) (check one box below):

[_] hereby requests the Registrar or Trustee to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Definitive Note or Definitive Notes in registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above), in accordance with Section 2.7 of the Base Indenture;

[_] hereby requests the Registrar or Trustee to exchange or register the transfer of a Note or Notes to ______________ (transferee).

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with the Restricted Notes Legend as further specified below:

CHECK ONE BOX BELOW:

(1) [_] to the Issuer or any of its subsidiaries; or

(2) [_] inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A under the Securities, in each case pursuant to and in compliance with Rule 144A thereunder; or

(3) [_] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933, as amended, in compliance with Rule 903 or 904 thereunder; or

(4) [_] pursuant to an effective registration statement under the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof.

______________________________

Signature

Signature Guarantee:  _________________________

(Signature must be guaranteed by a participant

in a recognized signature guarantee medallion program)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

[Name of Transferee]

Dated: ___________________________________________	____________________________________________

NOTICE:  To be executed by an executive officer

SCHEDULE A

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The original principal amount of this Global Note is [●] DOLLARS AND [●] CENTS ($[●]). The following exchanges of a part of this Global Security for other 4.650% Senior Notes have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Global Security Custodian

EXHIBIT A-2

FORM OF NOTE

4.900% Senior Notes due 2029

[Insert the Global Security Legend, if applicable]

[Insert the Restricted Notes Legend, if applicable]

WRKCO INC.

4.900% SENIOR NOTES DUE 2029

No. ____	144A CUSIP: 92940P AC8
144A ISIN: US92940PAC86

REG S CUSIP: U46054 AB5
REG S ISIN: USU46054AB57

Unrestricted CUSIP: 92940P AD6
Unrestricted ISIN: US92940PAD69

WRKCo Inc. promises to pay to [ ] [insert if Global Note: Cede & Co.], or registered assigns, the principal sum of [              Dollars ($          )] / [insert if Global Note: the principal amount set forth on the Schedule of Exchanges of Interests in Global Note attached hereto, which principal amount may from time to time be reduced or increased, as appropriate, in accordance with the within mentioned Indenture and as reflected in the Schedule of Exchanges of Interests in the Global Note attached hereto, to reflect exchanges, purchases, retirements or redemptions of the Notes represented hereby] on March 15, 2029.

Interest Payment Dates:  March 15 and September 15, beginning March 15, 2019

Record Dates:  March 1 and September 1

Reference is made to further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

IN WITNESS HEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

WRKCo Inc.

By:
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes

referred to in the within-mentioned Indenture:

Dated:

The Bank of New York MelLon Trust Company, N.A., as Trustee

By:
Name: Title:

(Reverse of Note)
4.900% Senior Notes due 2029
WRKCO INC.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)           Interest.

(a)           WRKCo Inc., a Delaware corporation (the “Issuer”), promises to pay interest on the principal amount of this Note at the rate of 4.900% per annum, and at the same rate on any overdue principal or overdue installment of interest to the extent lawful. The Issuer will pay interest in Dollars (except as otherwise provided herein) semi-annually in arrears on September 15 and March 15 of each year, commencing on March 15, 2019 (each an “Interest Payment Date”). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including December 3, 2018. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest rate on the Notes (including, for the avoidance of doubt, any Additional Interest) will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

[(b)           Registration Rights Agreement. The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of December 3, 2018 among the Issuer, the Guarantors party thereto and the Initial Purchasers and will be entitled to the payment of Additional Interest under the circumstances provided therein.][2]

(2)           Method of Payment. The Issuer will pay interest on the Notes on the applicable Interest Payment Date to the Persons who are registered Holders of the Notes at the close of business on the March 1 and September 1 preceding the Interest Payment Date. The Notes shall be payable as to principal, premium and interest at the office or agency of the Issuer maintained for such purpose within or without the City and State of New York; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Securities and all other Notes the Holders of which shall have provided written wire transfer instructions with respect to a bank in the continental United States to the Issuer and the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

If any Interest Payment Date, Stated Maturity date, repurchase date or Redemption Date is not a Business Day, the payment otherwise required to be made on such date will be made on the next Business Day without any additional payment as a result of such delay.

_______________________

2To be included only in the Initial Notes on the Issue Date and any Additional Notes that bear the Restricted Notes Legend

The amount due and payable at the maturity of this Note shall be payable only upon presentation and surrender of this Note at an office of the Trustee or the Trustee’s agent appointed for such purposes.

(3)           Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer or any of its Subsidiaries may act in any such capacity.

(4)           Indenture. The Issuer issued the Notes under an indenture dated as of December 3, 2018, among the Issuer, the Guarantors and the Trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of December 3, 2018, among the Issuer, the Guarantors and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”). To the extent the provisions of this Note are inconsistent with the provisions of the Indenture, the Indenture shall govern. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.

(5)         Guarantees. The payment of principal and interest on the Notes is unconditionally guaranteed on an unsubordinated basis by the Guarantors as set forth in the Indenture.

(6)           Optional Redemption.

The Notes are redeemable at the option of the Issuer as provided in, and subject to the terms of, Section 2.7 of the Supplemental Indenture.

(7)           Mandatory Redemption. The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)           Change of Control Triggering Event. If a Change of Control Triggering Event occurs, each Holder of the Notes will have the right to require the Issuer to purchase all or a portion (equal to $2,000 principal amount and any integral multiples of $1,000 in excess thereof) of such Holder’s Notes pursuant to the offer described below at a purchase price equal to 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase, subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant Interest Payment Date, as provided in, and subject to the terms of, Section 2.10 of the Supplemental Indenture.

(9)           Denominations, Transfer, Exchange. The Notes are in registered form without coupons in initial denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of the Notes may be registered and the Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of fifteen (15) days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(10)           Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

(11)           Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented, as provided in, and subject to the terms of, Article IX of the Base Indenture.

(12)           Defaults and Remedies. If an Event of Default with respect to the Notes at the time outstanding (other than an Event of Default related to certain events of bankruptcy , insolvency or reorganization of the Issuer) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the then outstanding Notes may declare the principal of all of the outstanding Notes and any accrued interest on the Notes to be due and payable immediately by a notice in writing to the Issuer (and to the Trustee if given by the Holders). If an Event of Default specified in clause (vi) of Section 6.1 of the Base Indenture occurs with respect to the Issuer, the principal of and any accrued interest on the Notes then outstanding shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

Under certain circumstances, the Holders of a majority in principal amount of the Notes then outstanding, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences, as provided in, and subject to the terms of, Article VI of the Base Indenture.

(13)           Trustee Dealings with the Issuer. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer, the Guarantors or their respective Affiliates, and may otherwise deal with the Issuer, the Guarantors or their respective Affiliates, as if it were not the Trustee.

(14)           No Recourse Against Others. No director, officer, employee, stockholder, general or limited partner or incorporator, past, present or future, of Parent, the Issuer or any of its Subsidiaries, as such or in such capacity, shall have any personal liability for any obligations of the Issuer under the Notes, any Guarantee or the Indenture by reason of his, her or its status as such director, officer, employee, stockholder, general or limited partner or incorporator.

No recourse may, to the full extent permitted by applicable law, be taken, directly or indirectly, with respect to the obligations of the Issuer or the Guarantors on the Notes or under the Indenture or any related documents, any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, or (ii) any partner, owner, beneficiary, agent, officer, director, employee, agent, successor or assign of the Trustee, each in its individual capacity, or (iii) any holder of equity in the Trustee.

Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(15)           Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(16)           Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(17)           CUSIP, ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to the Holders.  No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

(18)       Governing Law. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THE SUPPLEMENTAL INDENTURE, THE NOTES AND THE GUARANTEES. EACH HOLDER OF A NOTE AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SUPPLEMENTAL INDENTURE, THE NOTES, THE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(19)        Notices. The Issuer shall furnish to any Holder upon written request and without charge a copy of the Indentures.  Requests may be made to:

If to the Issuer or any Guarantor:

WestRock Company

1000 Abernathy Road NE

Atlanta, Georgia 30328
Facsimile: (770) 263-3582

Attention: General Counsel

If to the Trustee:

The Bank of New York Mellon Trust Company, N.A.

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Attention:  Corporate Trust Administration

Facsimile: (412) 234-8377

ASSIGNMENT FORM

To assign this Note, fill in the form below:  (I) or (we) assign and transfer this Note to

________________________

(Insert assignee’s soc. sec. or tax I.D. no.)

________________________

________________________

________________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

_________________________________________________________

to transfer this Note on the books of the Issuer.  The agent may substitute another to act for him.

Date:  ________________

Your Signature:  ___________________

(Sign exactly as your name appears on the

face of this Note)

Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Issuer pursuant to Section 2.10 (“Change of Control”) of the Supplemental Indenture, check the box below:

[   ] Section 2.10

If you want to elect to have only part of the Note purchased by the Issuer pursuant to Section 2.10 of the Supplemental Indenture, state the amount you elect to have purchased:

$_____________________

Date: ___________________________	Your Signature: ________________________
(Sign exactly as your name appears on the Note)

Tax Identification Number: _________________

Signature guarantee:______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

[Include if Restricted Note]

CERTIFICATE TO BE DELIVERED UPON

EXCHANGE OR REGISTRATION OF TRANSFER

OF RESTRICTED NOTES

WestRock Company

1000 Abernathy Road NE

Atlanta, Georgia 30328

Attention: General Counsel

The Bank of New York Mellon Trust Company, N.A.

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Attention:  Corporate Trust Administration

Facsimile: (412) 234-8377

Re:	WRKCo Inc. 4.900% Senior Note due 2029

CUSIP #

Reference is hereby made to that certain indenture dated December 3, 2018 (the “Base Indenture”) and that certain First Supplemental Indenture dated December 3, 2018 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) each among WRKCo Inc. (the “Issuer”), the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

This certificate relates to $                principal amount of Notes held in (check applicable space)                 book-entry or                 definitive form by the undersigned.

The undersigned                                      (transferor) (check one box below):

[_] hereby requests the Registrar or Trustee to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Definitive Note or Definitive Notes in registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above), in accordance with Section 2.7 of the Base Indenture;

[_] hereby requests the Registrar or Trustee to exchange or register the transfer of a Note or Notes to ______________ (transferee).

In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with the Restricted Notes Legend as further specified below:

CHECK ONE BOX BELOW:

(1) [_] to the Issuer or any of its subsidiaries; or

(2) [_] inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A under the Securities, in each case pursuant to and in compliance with Rule 144A thereunder; or

(3) [_] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933, as amended, in compliance with Rule 903 or 904 thereunder; or

(4) [_] pursuant to an effective registration statement under the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof.

______________________________

Signature

Signature Guarantee:  _________________________

(Signature must be guaranteed by a participant

in a recognized signature guarantee medallion program)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

[Supplement Name of Transferee]

Dated: ___________________________________________	____________________________________________

NOTICE:  To be executed by an executive officer

SCHEDULE A

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The original principal amount of this Global Note is [●] DOLLARS AND [●] CENTS ($[●]). The following exchanges of a part of this Global Security for other 4.900% Senior Notes have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Global Security Custodian

EXHIBIT B-1

[FORM OF CERTIFICATE TO BE DELIVERED

IN CONNECTION WITH TRANSFERS PURSUANT TO RULE 144A]

WestRock Company

1000 Abernathy Road NE

Atlanta, Georgia 30328

Attention: General Counsel

The Bank of New York Mellon Trust Company, N.A.

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Attention:  Corporate Trust Administration

Facsimile: (412) 234-8377

Re:	WRKCo Inc. 4.650% Senior Notes due 2026 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale of $________ aggregate principal amount of the Notes, we hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A (“Rule 144A”) under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we hereby further certify that the Notes are being transferred to a person that we reasonably believe is purchasing the Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

Signature guarantee: _____________________________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

EXHIBIT B-2

[FORM OF CERTIFICATE TO BE DELIVERED

IN CONNECTION WITH TRANSFERS PURSUANT TO RULE 144A]

WestRock Company

1000 Abernathy Road NE

Atlanta, Georgia 30328

Attention: General Counsel

The Bank of New York Mellon Trust Company, N.A.

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Attention:  Corporate Trust Administration

Facsimile: (412) 234-8377

Re:	WRKCo Inc. 4.900% Senior Notes due 2029 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale of $________ aggregate principal amount of the Notes, we hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A (“Rule 144A”) under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we hereby further certify that the Notes are being transferred to a person that we reasonably believe is purchasing the Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

Signature guarantee: _____________________________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

EXHIBIT C-1

[FORM OF CERTIFICATE TO BE DELIVERED

IN CONNECTION WITH TRANSFERS

PURSUANT TO REGULATION S]

WestRock Company

1000 Abernathy Road NE

Atlanta, Georgia 30328

Attention: General Counsel

The Bank of New York Mellon Trust Company, N.A.

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Attention:  Corporate Trust Administration

Facsimile: (412) 234-8377

Re:	WRKCo Inc. 4.650% Senior Notes due 2026 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale of $________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1)           the offer of the Notes was not made to a person in the United States;

(2)           either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

(3)           no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4)           the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(b) or Rule 904(b) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b) or Rule 904(b), as the case may be.

Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.  Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

Signature guarantee: _____________________________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

EXHIBIT C-2

[FORM OF CERTIFICATE TO BE DELIVERED

IN CONNECTION WITH TRANSFERS

PURSUANT TO REGULATION S]

WestRock Company

1000 Abernathy Road NE

Atlanta, Georgia 30328

Attention: General Counsel

The Bank of New York Mellon Trust Company, N.A.

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Attention:  Corporate Trust Administration

Facsimile: (412) 234-8377

Re:	WRKCo Inc. 4.900% Senior Notes due 2029 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale of $________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1)           the offer of the Notes was not made to a person in the United States;

(2)           either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

(3)           no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4)           the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(b) or Rule 904(b) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b) or Rule 904(b), as the case may be.

Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.  Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

Signature guarantee: _____________________________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)